UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

On July 8, 2003, Sohu.com Inc. (“Sohu”) issued a press release announcing its intention to offer, subject to market and other conditions, $65 million aggregate principal amount of zero coupon convertible senior notes. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

On July 8, 2003, Sohu issued a press release regarding the pricing of $70 million convertible notes. A copy of the press release is attached to this report as Exhibit 99.2 and is hereby incorporated by reference.

Item 7.	Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing proposed offering of convertible notes.
99.2	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing pricing of convertible notes.
99.3	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing the highlights of its financial results for the quarter ended June 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On July 8, 2003, Sohu issued a press release announcing the highlights of its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.3 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC DATED: July 10, 2003

By:	/s/ DEREK PALASCHUK
Derek Palaschuk Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing proposed offering of convertible notes.

99.2	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing pricing of convertible notes.

99.3	Press Release issued by Sohu.com Inc. on July 8, 2003, announcing the highlights of its financial results for the quarter ended June 30, 2003.

Exhibit 99.1

SOHU.COM Inc. Proposes Approximately US$65 Million Zero Coupon

Convertible Senior Notes Offering

BEIJING, CHINA, July 8, 2003—SOHU.COM Inc. (Nasdaq: SOHU), China’s leading online media, communications, commerce and mobile value-added services company, today announced its intention to offer, subject to market and other conditions, approximately US$65 million aggregate principal amount of Zero Coupon Convertible Senior Notes due 2023 (the “Offering”) in a private, unregistered offering. SOHU expects the Offering to include an option for the initial purchaser an additional approximately US$15 million aggregate principal amount of the notes. The notes bear a zero coupon and will be priced at par. The notes will be convertible into SOHU common stock. All or some of the notes may be redeemed at the option of the relevant holders in 2007, 2013 and 2018 at 100% of the principal amount of the notes. SOHU may also redeem all or a portion of the notes for cash at any time on or after 2008 at 100% of the principal amount of the notes if the closing price of our common stock for each of the 30 consecutive trading days prior to such time was at least 130% of the conversion price. Final terms of the notes are to be determined by negotiations between SOHU and the initial purchaser.

The net proceeds of the offering will be used for general corporate purposes, including possible future acquisitions and investments.

The notes to be offered and the common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933 or the securities laws of any other jurisdiction. Unless they are registered, the notes may be offered and sold only in transactions that are exempt from registration under the Securities Act of 1933 and the securities laws of any other jurisdiction.

This announcement does not constitute an offer to sell these securities nor is it a solicitation of an offer to purchase these securities.

Safe Harbor Statement

This company’s announcement contains forward-looking statements. It is currently expected the Business Outlook will not be updated until the release of SOHU’s next quarterly earnings announcement; however, SOHU reserves the right to update its Business Outlook at any time for any reason. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange Commission on Forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, SOHU’s historical and future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-subscriptions (most of which are collected from a few telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in SOHU’s Annual Report on Form 10K for the year ended December 31, 2002, Quarterly Report on Form 10Q for the quarter ended March 31, 2003 and other filings with the Securities and Exchange Commission.

About SOHU

SOHU.com is one of China’s most recognized and established Internet brands and indispensable to the daily life of millions of Chinese who use the portal for e-mail, alumni club, short messaging services, news, search, games, browsing and shopping. Apart from continuous product and services development, SOHU.com also concentrates its efforts on making the Internet ubiquitously available, whether in the office, at home or on the road. SOHU.com, established by Dr. Charles Zhang, one of China’s Internet pioneers, is in its seventh year of operation.

For further information:

Caroline Straathof

SOHU Investor Relations and Communications

Tel: +86 10 6510 1379

E-mail: ir@sohu-inc.com

http://www.sohu.com/about/English/

Exhibit 99.2

SOHU.COM Prices US$70 Million Zero Coupon

Convertible Senior Notes Due 2023

BEIJING, CHINA, July 9, 2003—SOHU.COM Inc. (Nasdaq: SOHU), China’s leading online media, communications, commerce and mobile value-added services company, today announced the pricing of its US$70 million aggregate principal amount of Zero Coupon Convertible Senior Notes due 2023 (the “Offering”) in a private, unregistered offering. The sale of the notes is expected to close on July 14, 2003. The Offering includes an option for an additional US$20 million in aggregate principal amount of the notes.

The notes do not pay any interest unless specified defaults under the registration rights agreement in favor of holders of the notes occur, have a zero yield to maturity, and will be convertible into SOHU common stock at a conversion price of US$44.76 per share, subject to adjustment. This represents a 23.1% conversion premium based on the closing price of US$36.36 per share of SOHU common stock on July 8, 2003. Each US$1,000 principal amount at maturity will initially be convertible into 22.3414 shares of SOHU common stock. All or some of the notes may be redeemed at the option of the relevant holders on July 14 in 2007, 2013 and 2018 at 100% of the principal amount of the notes. SOHU may also redeem all or a portion of the notes for cash at any time on or after July 14, 2008 at 100% of the principal amount of the notes if the closing price of our common stock for each of the 30 consecutive trading days prior to such time was at least 130% of the conversion price.

The notes and the common stock issuable upon conversion of the notes have not been registered under the U.S. Securities Act of 1933 or the securities laws of any other jurisdiction. Unless they are registered, the notes may be offered and sold only in transactions that are exempt from registration under the U.S. Securities Act of 1933 and the securities laws of any other jurisdiction.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Safe Harbor Statement

This announcement contains forward-looking statements. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange Commission on Forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, SOHU’s historical and possible future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-subscriptions (most of which are collected from a few telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in SOHU’s Annual Report on Form 10K for the year ended December 31, 2002, Quarterly Report on Form 10Q for the quarter ended March 31, 2003 and other filings with the Securities and Exchange Commission.

For further information:

Caroline Straathof

SOHU Investor Relations and Communications

Tel: +86 10 6510 1379

E-mail: ir@sohu-inc.com

http://www.sohu.com/about/English/

Exhibit 99.3

SOHU REPORTS SECOND QUARTER FINANCIAL HIGHLIGHTS

Second Quarter Net Income of 19 Cents Per Share and Revenue Growth of 216%

BEIJING, CHINA, July 8, 2003 – SOHU.COM Inc. (Nasdaq: SOHU), China’s leading online media, communications, commerce and mobile value-added services company, today reported the highlights of its financial results for the fiscal quarter ending June 30, 2003.

Financial Highlights for the second quarter 2003:

•	US GAAP net income of US$7.5 million or US$ 0.19 per diluted share was a US$8.4 million improvement from the Q2 2002 net loss of US$870,000 or US$0.02 per diluted share. On a quarterly sequential basis SOHU grew net income by US$2.9 million over the first quarter’s net income of US$4.6 million.

•	Revenues totalled US$19.3 million, a 216% increase from Q2 2002 revenues of US$6.1 million.

•	12th consecutive quarter of double-digit quarterly sequential revenue growth. Revenues grew by an all-time high of US$4.9 million, or 34%, from US$14.4 million reported for the first quarter of fiscal 2003.

•	Advertising revenues reached US$6.8 million, up 100% from Q2 2002.

•	Non-advertising revenues reached US$12.5 million, an increase of 346% from Q2 2002, through sustained conversion of SOHU’s user base into consumers.

•	Gross margins reach record high of 68%.

•	Operating profit margins of 38% in Q2 2003 demonstrate scalability of the business model.

Previously, the Company estimated revenues to be between US$14.6 million and US$16.0 million, with advertising revenues of US$4.6 million to US$5.2 million and non-advertising revenues of US$10.0 million to US$10.8 million. Second quarter net income was previously estimated to be between US$4.6 and 5.0 million, or US GAAP earnings between US$0.12 and US$0.13 per diluted share.

“SOHU is very proud to report these better-than-guided results in the second quarter. All of our business lines grew at a rapid pace, underscoring how our diversified business model fared well even under unpredictable circumstances created by SARS. SOHU provides services to help people change the way they access information, communicate and interact socially, which has taken the usage of Internet and wireless services in China to a higher level,” said Charles Zhang, Chairman and CEO of SOHU.

SOHU will report the full second quarter financial results on July 22, 2003 after the close of the Nasdaq market.

Safe Harbor Statement

This company’s announcement contains forward-looking statements. It is currently expected the Business Outlook will not be updated until the release of SOHU’s next quarterly earnings announcement; however, SOHU reserves the right to update its Business Outlook at any time for any reason. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange Commission on Forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, SOHU’s historical and possible future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, and the company’s reliance on online advertising sales, e-subscriptions (most of which are collected from a few telecom operators) and e-commerce for its revenues. Further information regarding these and other risks is included in SOHU’s Annual Report on Form 10K for the year ended December 31, 2002, Quarterly Report on Form 10Q for the quarter ended March 31, 2003 and other filings with the Securities and Exchange Commission.

About SOHU

SOHU.com is one of China’s most recognized and established Internet brands and indispensable to the daily life of millions of Chinese who use the portal for e-mail, alumni club, short messaging services, news, search, games, browsing and shopping. Apart from continuous product and services development, SOHU.com also concentrates its efforts on making the Internet ubiquitously available, whether in the office, at home or on the road. SOHU.com, established by Dr. Charles Zhang, one of China’s Internet pioneers, is in its seventh year of operation.

For further information:

Caroline Straathof

SOHU Investor Relations and Communications

Tel: +86 10 6510 1379

E-mail: ir@sohu-inc.com

http://www.sohu.com/about/English/